Supplement to the currently effective Statement of Additional Information:

Scudder Growth and Income Fund

The Board of Scudder Growth and Income Fund has voted to recommend that shareholders of the Fund approve a new investment management agreement ("Management Agreement") between the Fund and Scudder Kemper Investments, Inc., the Fund's investment adviser. Shareholders of the Fund will be asked to approve the Management Agreement at a Special Meeting of Shareholders to be held on or about July 13, 2000. The Fund's current and proposed management fee structures are set forth in the table below. Implementation of the Management Agreement is contingent upon the consummation of the acquisition by the Fund of another fund advised by Scudder Kemper currently scheduled to occur on or about August 14, 2000 (the "Transaction").


Fund                            Current Annual Fee Rate*            Proposed Annual Fee Rate*          Assets as of 12/31/99
---------------------------------------------------------------------------------------------------------------------------------

Scudder Growth and Income Fund  0.60% to $500 million               0.45% to $14 billion               $6,762,094,000
                                0.55% next $500 million             0.425% next $2 billion
                                0.50% next $500 million             0.40% thereafter
                                0.475% next $500 million
                                0.45% next $1 billion
                                0.425% next $1.5 billion
                                0.405% next $1.5 billion
                                0.3875% next $4 billion
                                0.37% thereafter
---------------------------------------------------------------------------------------------------------------------------------

*   Percentages are based on the average daily net assets of the Fund.

Additionally, the Board of the Fund has approved the adoption of a new administrative services agreement (an "Administrative Agreement"). Under its Administrative Agreement, the Fund will pay a fixed fee rate (the "Administrative Fee") to Scudder Kemper. In return, Scudder Kemper has agreed to assume responsibility for payment of substantially all of the administrative expenses that the Fund normally incurs, such as transfer agency fees, shareholder servicing fees, custodian fees, and fund accounting fees, but not including such expenses as taxes, brokerage, interest, extraordinary expenses and fees and expenses of Board members not affiliated with Scudder Kemper (including fees and expenses of their independent counsel). The Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper. Fund management believes that combining these expenses under a single Administrative Fee should enable investors to determine with greater certainty the expenses that the Fund may incur.

Given current asset levels, it is expected that upon consummation of the Transaction and the implementation of the Management Agreement and Administrative Fee, the Fund's total annual operating expenses as a percentage of the Fund's average daily net assets will be lower.



February 18, 2000